UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 22, 2009
THE GEO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits.

SIGNATURES
EX-23.1
EX-99.1
EX-99.2

*	Filed herewith

Section 8 — Other events
Item 8.01 Results of Operations and Financial Condition.
The GEO Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) in connection with the anticipated registration with the Securities and Exchange Commission (the “SEC”) of the 7 3/4% Senior Notes due 2017 (the “Exchange Notes”) to be issued by the Company in exchange for the Company’s outstanding 7 3/4% Senior Notes due 2017 (the “Original Notes” and together with the Exchange Notes, the “Notes”) to add (a) Note 19 to the Company’s audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008 (the “2008 Form 10-K”), filed with the SEC on February 18, 2009 and (b) Note 18 to the Company’s unaudited consolidated financial statements included within Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2009 (the “Third Quarter 2009 Form 10-Q”) filed with the SEC on November 3, 2009. These additional notes to the financial statements provide condensed consolidating financial information in accordance with Rule 3-10(d) of Regulation S-X promulgated by the SEC as the Notes are fully and unconditionally guaranteed, jointly and severally, by the Company and certain of its wholly-owned domestic subsidiaries. To reflect the addition of Note 19, Part II, Item 8 of the 2008 Form 10-K is being amended in its entirety and is attached as Exhibit 99.1 hereto and is incorporated by reference herein. To reflect the addition of Note 18, Part I, Item 1 of the Third Quarter 2009 Form 10-Q is being amended in its entirety and is attached as Exhibit 99.2 hereto and is incorporated by reference herein.
Because this Report is being filed only for the purposes described above, and only affects the items specified above, the other information contained in the 2008 Form 10-K and Third Quarter 2009 Form 10-Q remain unchanged. No attempt has been made in this Report nor in the Exhibits hereto to modify or update disclosures in either the 2008 Form 10-K or Third Quarter 2009 Form 10-Q except as described above. Accordingly, this Report and the Exhibits hereto should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including the Third Quarter 2009 Form 10-Q.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
The following Exhibits filed with this Report and incorporated herein by reference update and supersede those portions of the 2008 Form 10-K and Third Quarter 2009 Form 10-Q that are affected by the inclusion of the condensed consolidating financial information for the Company and certain of its wholly-owned subsidiaries that have guaranteed the Company’s 7 3/4% Senior Notes due 2017. All other information in the 2008 Form 10-K and Third Quarter 2009 Form 10-Q has not been updated for events or developments that have occurred subsequent to the filing of the 2008 Form 10-K or the Third Quarter 2009 Form 10-Q, as applicable, with the SEC. For developments since the filing of the 2008 Form 10-K, refer to our Quarterly Reports on Form 10-Q for the quarterly periods ended March 29, 2009, June 28, 2009 and September 27, 2009, and our Current Reports on Form 8-K filed subsequent to February 18, 2009. The information in this Report, including the Exhibits, should be read in conjunction with the 2008 Form 10-K and the Company’s subsequent filings with the SEC, including the Third Quarter 2009 Form 10-Q.
c)	Exhibits
23.1	Consent of Grant Thornton LLP

99.1	Annual Report on Form 10-K for the fiscal year ended December 28, 2008, Part II, Item 8. Financial Statements and Supplementary Data

99.2	Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2009, Part I, Item 1. Condensed Consolidated Financial Statements (unaudited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GEO GROUP, INC. Date: December 22, 2009
/s/ Brian R. Evans
Brian R. Evans
Senior Vice President & Chief Financial Officer (principal financial officer)

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